UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2025

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2ndFloor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On August 11, 2025, La Rosa Holdings Corp., Nevada corporation (the “Company”), issued its directors, officers, certain employees and consultants an aggregate 143,711 unregistered shares of common stock pursuant to the Second Amended and Restated La Rosa Holdings 2022 Equity Incentive Plan (“Second Amended 2022 Plan”).

On August 11, 2025, the Company also issued 75,000 unregistered shares of common stock to a designee of its legal counsel in exchange for amounts payable for services rendered to the Company. The shares were issued pursuant to Second Amended 2022 Plan.

The Company issued the shares as described above in reliance on exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available to the Company under Section 4(a)(2) of the Securities Act due to the fact that the issuance did not involve a public offering of securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amended and Restated 2023 Equity Incentive Plan

On July 9, 2025, our Compensation Committee, our Board of Directors, and the stockholders holding a majority of the voting power of the Company (by written consent in lieu of a stockholders’ meeting) approved the Second Amended 2022 Plan. On July 11, 2025, the Company filed a preliminary information statement on Schedule 14C with the U.S. Securities and Exchange Commission (“SEC”) notifying stockholders of such written consent. On July 21, 2025, the Company filed a definitive preliminary statement on Schedule 14C with the SEC and commenced mailing the definitive information statement to stockholders of record as of the close of business on July 9, 2025. Such stockholders’ approval and the Second Amended 2022 Plan became effective on August 11, 2025. The Second Amended 2022 Plan replaced the Amended and Restated La Rosa Holdings 2022 Equity Incentive Plan (“Initial Plan”) adopted on November 19, 2024 by the stockholders of the Company, in its entirety.

Pursuant to the Second Amended 2022 Plan (i) the total number of shares of common stock subject to the plan was revised from 156,250 shares (as adjusted for the 80-for-1 reverse stock split effected by the Company on July 7, 2025) to 374,961 shares to ensure sufficient shares are available for future grants, and (ii) the term “Consultant” was clarified to include not only a person, including an advisor, engaged by the Company, its subsidiary or affiliate to render services to the Company or its subsidiary, but also a legal entity wholly-owned by such person. All other provisions of the Initial Plan remained the same.

The foregoing description of the Second Amended 2022 Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such document, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan, dated August 11, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2025	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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